SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A
                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 1997

                         NORFOLK SOUTHERN CORPORATION
            (Exact name of Registrant as specified in its charter)

           Virginia                1-8339            52-1188014
  (State of Incorporation)  (Commission File No.)   (IRS Employer
                                                   Identification No.)

                            Three Commercial Place
                         Norfolk, Virginia  23510-2191
                    (Address of principal executive offices)

                               (757) 629-2600
                        (Registrant's telephone number)

                                   No Change
          (Former name or former address, if changed since last report)


          This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Norfolk Southern Corporation (the "Registrant") dated April 8, 1997, and filed on April 10, 1997, as amended by the Current Report on Form 8-K/A of the Registrant, dated and filed on May 1, 1997.

     Item 7(c).     Exhibits.

          23.1 Consent of Price Waterhouse LLP relating to the financial statements of Conrail Inc.

          99.4 Pro forma consolidated financial statements of the Registrant as of and for the year ended December 31, 1996, adjusted to reflect its acquisition of an interest in Conrail Inc.


                                 SIGNATURES

                Pursuant to the requirements of the Securities
     Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 12, 1997

                                        NORFOLK SOUTHERN CORPORATION
                                                 (Registrant)

                                        By: /s/ Dezora M. Martin
                                           Dezora M. Martin
                                           Corporate Secretary


                               EXHIBIT INDEX

          Exhibit
          Number         Description

          23.1 Consent of Price Waterhouse LLP relating to the financial statements of Conrail Inc.

          99.4 Pro forma consolidated financial statements of the Registrant as of and for the year ended December 31, 1996, adjusted to reflect its acquisition of an interest in Conrail Inc.